EXHIBIT 99.04

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of New Frontier Media, Inc. (the "Company") on Form 10-K for the year ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Karyn
L. Miller, Chief Financial Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Karyn L. Miller
------------------------------------
Karyn L. Miller
Chief Financial Officer
June 27, 2003



















A signed original of this written statement required by Section 906 has been provided to New Frontier Media, Inc. and will be retained by New Frontier Media, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.